                                                                    EXHIBIT 99.1

CONTACTS:
Steve Moore              Darby Dye                  Manfred Mueller
Chief Financial Officer  Investor Relations - US    Investor Relations - Europe
510 360 2300             510 360 2302               +49 89 9595 5140
smoore@scmmicro.com      ddye@scmmicro.com          mmueller@scmmicro.de

                 SCM MICROSYSTEMS REPORTS SECOND QUARTER RESULTS

FREMONT, CA - AUGUST 5, 2004 - SCM Microsystems, Inc. (Nasdaq: SCMM, Prime
Standard: SMY), a leading provider of solutions that open the Digital World, today announced results for its second quarter ended June 30, 2004.

      SCM's reported financial performance for the 2004 second quarter reflects continuing operations for the Company's Security business only, as SCM sold its retail Dazzle(TM)-branded digital media and video business in July of 2003. SCM's continuing Security business is focused on enabling secure access to digital content and services through the digital television and PC platforms. Financial results for the retail digital media and video business are being treated as discontinued operations.

SECOND QUARTER RESULTS

      Revenues from continuing operations in the second quarter of 2004 were $11.5 million, as communicated by SCM in a preliminary press release on July 9, 2004. This represents a decrease of 40% from revenues of $19.3 million in the second quarter of 2003. By product segment, second quarter 2004 revenues included $4.4 million from sales of digital TV security modules for pay-TV broadcast decryption, $4.3 million from sales of smart card readers and other products for PC and network security, and $2.8 million from sales of OEM digital flash media reader technology.

      Sales of digital TV modules to the Company's traditional small-operator customer base declined sharply in the quarter, due to aggressive competition from non-licensed products. In addition, the Company experienced delays in launching and deploying new digital TV products, which had been expected to generate significant revenue in the second quarter.

      Gross margin from continuing operations in the second quarter of 2004 was 15% and included the writedown of approximately $2.9 million in inventory for the Company's digital TV products.


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
Without the writedown, gross margin for the second quarter would have been 40%, within the range of management guidance of 40% to 42% for the quarter.

      Operating expenses for continuing operations in the second quarter of 2004, as reported in accordance with GAAP, were $8.9 million. This figure includes amortization of intangibles of $0.3 million and a credit to restructuring and other charges of $0.1 million, which resulted from tax adjustments to other charges taken in 2003. Operating loss for the quarter was $(7.2) million. This compares with operating loss of $(4.2) million in the year ago quarter, which included amortization of intangibles of $0.3 million and restructuring and other charges of $2.1 million.

      Net loss from continuing operations for SCM's Security business for the second quarter of 2004, as reported in accordance with GAAP, was $(6.9) million, or $(0.44) per diluted share, compared with net loss of $(5.0) million, or $(0.33) per diluted share in the second quarter of 2003.

      Robert Schneider, chief executive officer of SCM Microsystems commented, "The rapid deterioration of our traditional digital TV business in the second quarter created a significant gap between revenues and expenses. To address this gap and to position the Company for profitability, SCM's management has adopted a strategy to lower expenses by approximately 25% over the next six months. To accomplish this, we intend to reduce headcount-related costs by 20% to 25% and are evaluating additional areas for reduction throughout all functions of the organization."

      "After careful consideration, SCM's management has determined that our best strategy for revenue growth is continued investment in new products and technologies to address the evolving needs of our current markets," continued Schneider. "SCM holds a unique position in the Digital TV, PC Security and Flash Media Interface markets. We are a trusted partner to conditional access providers who will implement the next generation of digital television technology. We have strong relationships with government integrators and banking institutions who are at the forefront of digital authentication based on smart cards. We have many years experience in developing, manufacturing and implementing security solutions for our customers around the world. We believe we can leverage our market leading position with next generation secure access products to address new market opportunities and drive revenue growth."

GUIDANCE

      For the third quarter of 2004, management estimates that revenues from its Security business will be in the range of $8 million to $12 million, reflecting continued pressure on sales of Digital TV products in Europe and a lack of visibility into the timing of anticipated digital security projects. Gross margin is expected to be between 38% and 41%. Within this range of revenue and gross margin, SCM expects to record an operating loss for its Security business in the third quarter of 2004.


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CONFERENCE CALL

      SCM will hold a conference call and webcast on August 5, 2004 at 8:30 AM Eastern Time to discuss the results of its 2004 second quarter. The webcast can be accessed through the Company's investor relations site at www.scmmicro.com/ir_en/index.html.

ABOUT SCM MICROSYSTEMS

SCM Microsystems is a leading supplier of solutions that open the Digital World by enabling people to securely access digital content and services. The company markets and sells its smart card reader technology for network and physical access and conditional access modules for secure digital TV decryption to OEM customers in the government, financial, enterprise and broadcasting markets worldwide. Global headquarters are in Fremont, California, with European headquarters in Ismaning, Germany. For additional information, visit the SCM Microsystems web site at www.scmmicro.com.

NOTE: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements are subject to risks and uncertainties which may cause actual results to differ materially from those contemplated herein. These include, without limitation, our statements regarding
(i) our expectations for revenue, gross margin and operating loss for the third quarter; (ii) our ability to lower expenses; and (iii) our ability to address new market opportunities and drive revenue growth. Actual results could differ materially. Our financial results may not meet expectations. Our efforts to reduce expenses may be unsuccessful, or may take longer than expected. Other risks and uncertainties that could cause our actual business and operating results to differ include, but are not limited to our ability to grow based on a strategy of participating in multiple early stage markets; our ability to successfully develop and introduce new products that satisfy the evolving and increasingly complex requirements of customers; the markets in which we participate or target may not grow, converge or standardize at anticipated rates or at all; we may not successfully compete in the markets in which we participate or target; and competitors could take market share or create pricing pressure. For a discussion of further risks and uncertainties related to our business, please refer to our public company reports, including our Annual Report on Form 10-K for the year ended December 31, 2003 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, both filed with the U.S. Securities and Exchange Commission.

                                       ###
                             -- FINANCIALS FOLLOW --

ALL TRADE NAMES ARE TRADEMARKS OR REGISTERED TRADEMARKS OF THEIR RESPECTIVE HOLDERS.


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NOTE: The Condensed Consolidated Statements of Operations in this press release include pro forma operating results that are not in accordance with GAAP. A reconciliation of the presentation of pro forma results to GAAP is also provided in this release. As described in the tables, pro forma net earnings exclude charges related to the amortization of intangible assets, restructuring and infrequent charges and discontinued operations. We believe pro forma results enable our management and our investors to better evaluate comparable operating results. Further, our pro forma results are a primary indicator our management uses to plan and forecast for future periods. These pro forma results are not intended as a substitute for information presented in accordance with GAAP. Furthermore, our pro forma information may not be comparable to pro forma information that other companies provide.


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
                             SCM MICROSYSTEMS, INC.
                 Condensed Consolidated Statements of Operations
                      (in thousands, except per share data)
                                   (unaudited)

                                                                        THREE MONTHS ENDED          SIX MONTHS ENDED
                                                                              JUNE 30,                  JUNE 30,
                                                                      ----------------------      ----------------------
                                                                        2004         2003           2004         2003
                                                                      --------      --------      --------      --------
Revenues                                                              $ 11,511      $ 19,331      $ 24,741      $ 38,053
Cost of revenues                                                         9,793        12,555        17,618        23,121
                                                                      --------      --------      --------      --------
              Gross margin                                               1,718         6,776         7,123        14,932
                                                                      --------      --------      --------      --------
Operating expenses:
       Research and development                                          2,797         2,491         5,553         4,929
       Sales and marketing                                               3,054         2,917         6,372         5,824
       General and administrative                                        2,949         3,171         5,774         5,893
       Amortization of intangible assets                                   290           281           593           554
       Restructuring and other charges (credits)                          (149)        2,098           (58)        2,426
                                                                      --------      --------      --------      --------
              Total operating expenses                                   8,941        10,958        18,234        19,626
                                                                      --------      --------      --------      --------
              Loss from operations                                      (7,223)       (4,182)      (11,111)       (4,694)
Loss from investments                                                       --          (460)           --          (460)
Interest and other, net                                                    374          (277)          773           445
                                                                      --------      --------      --------      --------
              Loss from continuing operations before income taxes
                                                                        (6,849)       (4,919)      (10,338)       (4,709)
Provision for income taxes                                                 (10)         (115)         (126)         (221)
                                                                      --------      --------      --------      --------
       Loss from continuing operations                                  (6,859)       (5,034)      (10,464)       (4,930)
       Loss from discontinued operations                                   (79)       (5,311)         (108)       (9,140)
       Loss on sale of discontinued operations                             (35)       (5,889)           62        (5,889)
                                                                      --------      --------      --------      --------
              Net loss                                                $ (6,973)     $(16,234)     $(10,510)     $(19,959)
                                                                      ========      ========      ========      ========
Loss per share from continuing operations:
     Basic and diluted                                                $  (0.44)     $  (0.33)     $  (0.68)     $  (0.32)
Loss per share from discontinued operations:
     Basic and diluted                                                $  (0.01)     $  (0.73)     $  (0.00)     $  (0.97)
                                                                      --------      --------      --------      --------
Loss per share:
     Basic and diluted                                                $  (0.45)     $  (1.06)     $  (0.68)     $  (1.29)
                                                                      --------      --------      --------      --------
Shares used in computing loss per share:
     Basic and diluted                                                  15,392        15,293        15,359        15,421
                                                                      --------      --------      --------      --------
PRO FORMA RESULTS:
Pro forma operating loss from continuing operations                   $ (7,082)     $ (1,803)     $(10,576)     $ (1,714)
Pro forma net loss from continuing operations                         $ (6,718)     $ (2,195)     $ (9,929)     $ (1,490)
Diluted shares used in pro forma operating loss per share               15,359
                                                                                      15,392        15,293        15,421
Pro forma net loss per share                                          $  (0.44)     $  (0.14)     $  (0.65)     $  (0.10)

SEE ATTACHED TABLES FOR RECONCILIATION OF PRO FORMA TO GAAP RESULTS.


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
                             SCM MICROSYSTEMS, INC.
                       RECONCILIATION OF PRO FORMA RESULTS
                       FOR CONTINUING SECURITY OPERATIONS
                                 (in thousands)

                                                                      THREE MONTHS ENDED          SIX MONTHS ENDED
                                                                           JUNE 30,                    JUNE 30,
                                                                    ----------------------      ----------------------
                                                                     2004           2003          2004          2003
                                                                    --------      --------      --------      --------
RECONCILIATION OF PRO FORMA OPERATING LOSS FROM
CONTINUING OPERATIONS
LOSS FROM CONTINUING OPERATIONS                                     $ (7,223)     $ (4,182)     $(11,111)     $ (4,694)
Add back:
         Amortization of intangible assets                               290           281           593           554
         Restructuring and infrequent charges (credits)                 (149)        2,098           (58)        2,426
                                                                    --------      --------      --------      --------
PRO FORMA OPERATING LOSS FROM CONTINUING OPERATIONS                 $ (7,082)     $ (1,803)     $(10,576)     $ (1,714)
                                                                    ========      ========      ========      ========
RECONCILIATION OF PRO FORMA NET LOSS FROM CONTINUING OPERATIONS
NET LOSS                                                            $ (6,973)     $(16,234)     $(10,510)     $(19,959)
Add back:
         Amortization of intangibles                                     290           281           593           554
         Loss from investments                                            --           460           460
         Restructuring and infrequent charges (credits)                 (149)        2,098           (58)        2,426
         Discontinued operations                                         114        11,200            46        15,029
                                                                    --------      --------      --------      --------
PRO FORMA NET LOSS FROM CONTINUING OPERATIONS                       $ (6,718)     $ (2,195)     $ (9,929)     $ (1,490)
                                                                    ========      ========      ========      ========


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
                             SCM MICROSYSTEMS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)
                                   (unaudited)

                                                                              JUNE 30,            DECEMBER 31,
                                  ASSETS                                        2004                  2003
                                                                               -------               -------
Current assets:
             Cash, cash equivalents and short-term investments                 $50,064               $55,038
             Accounts receivable, net                                            7,248                10,378
             Inventories                                                        10,947                 9,108
             Other current assets                                                2,971                 8,909
                                                                               -------               -------
                 Total current assets                                           71,230                83,433
Property, equipment and other assets, net                                        7,519                 9,933
Intangibles, net                                                                 2,414                 3,076
                                                                               -------               -------
                      Total assets                                             $81,163               $96,442
                                                                               =======               =======
                   LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
             Accounts payable                                                  $ 5,036               $ 7,571
             Accrued expenses and other current liabilities                     23,024                25,447
                                                                               -------               -------
                 Total current liabilities                                      28,060                33,018
Stockholders' equity                                                            53,103                63,424
                                                                               -------               -------
                      Total liabilities and stockholders' equity               $81,163               $96,442
                                                                               =======               =======


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